                                                                               .
                                                                               .
                                                                               .
                                                                       EXHIBIT 5



1) Subordinate Net WAC Schedule             Period              1) Subordinate Net WAC Schedule            2) Excess Spread Schedule
Assumptions:                                  1                                           6.615                                  229
Run to Fail                                   2                                           9.500                                  231
1 Month LIBOR:                20%             3                                           9.500                                  242
6 Month LIBOR:                20%             4                                           9.500                                  224
Cap Proceeds included                         5                                           9.500                                  236
FFTW Prepay Curves                            6                                           9.501                                  222
                                              7                                           9.501                                  123
                                              8                                           9.500                                  141
                                              9                                           9.500                                  126
2) Excess Spread Schedule                    10                                           9.499                                  148
                                             11                                           9.499                                  130
Assumptions:                                 12                                           9.499                                  136
Run to Fail                                  13                                           9.500                                  198
Forward LIBOR                                14                                           9.500                                  143
following shocks:                            15                                           9.501                                  164
0% shock for 6 months;                       16                                           9.502                                  148
1% shock thereafter.                         17                                           9.501                                  169
FFTW Prepay Curves                           18                                           9.503                                  153
                                             19                                           9.503                                  155
                                             20                                           9.509                                  207
                                             21                                           9.510                                  379
                                             22                                           9.517                                  401
                                             23                                           9.524                                  384
                                             24                                           9.531                                  383
                                             25                                           9.535                                  421
                                             26                                           9.524                                  397
                                             27                                           9.810                                  485
                                             28                                           9.506                                  470
                                             29                                           9.777                                  493
                                             30                                           9.491                                  478
                                             31                                           9.486                                  482
                                             32                                           9.921                                  517
                                             33                                          10.256                                  558
                                             34                                          10.586                                  582
                                             35                                          10.230                                  567
                                             36                                          10.217                                  562
                                             37                                          11.296                                  619
                                             38                                          10.301                                  572
                                             39                                          11.206                                  606
                                             40                                          10.828                                  593
                                             41                                          11.171                                  617
                                             42                                          10.794                                  605
                                             43                                          10.778                                  611
                                             44                                          11.194                                  639
                                             45                                          10.943                                  634
                                             46                                          11.293                                  660
                                             47                                          10.914                                  650
                                             48                                          10.900                                  649
                                             49                                          12.053                                  711
                                             50                                          10.902                                  666
                                             51                                          11.291                                  701
                                             52                                          10.914                                  692
                                             53                                          11.266                                  721
                                             54                                          10.892                                  713
                                             55                                          10.882                                  725
                                             56                                          11.242                                  755
                                             57                                          10.894                                  749
                                             58                                          11.249                                  780
                                             59                                          10.877                                  775
                                             60                                          10.869                                  794
                                             61                                          12.025                                  863
                                             62                                          10.853                                  826
                                             63                                          11.210                                  858
                                             64                                          10.840                                  859
                                             65                                          11.193                                  896
                                             66                                          10.824                                  899
                                             67                                          10.816                                  921
                                             68                                          11.168                                  961
                                             69                                          10.803                                  971
                                             70                                          11.155                                1,013
                                             71                                          10.786                                1,024
                                             72                                          10.778                                1,052
                                             73                                          11.512                                1,113
                                             74                                          10.761                                1,117
                                             75                                          11.114                                1,170
                                             76                                          10.747                                1,195
                                             77                                          11.096                                1,251
                                             78                                          10.730                                1,282
                                             79                                          10.721                                1,331
                                             80                                          11.070                                1,334
                                             81                                          10.707                                1,379
                                             82                                          11.055                                1,455
                                             83                                          10.690                                1,509
                                             84                                          10.681                                1,582
                                             85                                          11.816                                1,705
                                             86                                          10.664                                1,755
                                             87                                          11.011                                1,874
                                             88                                          10.648                                1,973
                                             89                                          10.994                                2,115
                                             90                                          10.631                                2,247
                                             91                                          10.623                                2,413
                                             92                                          10.968                                2,620
                                             93                                          10.606                                2,833
                                             94                                          10.951                                3,111
                                             95                                          10.590                                3,411
                                             96                                          10.582                                3,791
                                             97                                          11.706                                4,311
                                             98                                          10.565                                4,884
                                             99                                          10.909                                5,718
                                            100                                          10.549                                6,816

                          FREE WRITING PROSPECTUS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SURF 2006-BC1
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.



1) Subordinate Net WAC Schedule             Period              1) Subordinate Net WAC Schedule            2) Excess Spread Schedule
Assumptions:                                  1                                           6.615                                  229
Run to Fail                                   2                                           9.500                                  231
1 Month LIBOR:                20%             3                                           9.500                                  242
6 Month LIBOR:                20%             4                                           9.500                                  224
Cap Proceeds included                         5                                           9.500                                  236
FFTW Prepay Curves                            6                                           9.501                                  222
                                              7                                           9.501                                  123
                                              8                                           9.500                                  141
                                              9                                           9.500                                  126
2) Excess Spread Schedule                    10                                           9.499                                  148
                                             11                                           9.499                                  130
Assumptions:                                 12                                           9.499                                  136
Run to Fail                                  13                                           9.500                                  198
Forward LIBOR                                14                                           9.500                                  143
following shocks:                            15                                           9.501                                  164
0% shock for 6 months;                       16                                           9.502                                  148
1% shock thereafter.                         17                                           9.501                                  169
FFTW Prepay Curves                           18                                           9.503                                  153
                                             19                                           9.503                                  155
                                             20                                           9.509                                  207
                                             21                                           9.510                                  379
                                             22                                           9.517                                  401
                                             23                                           9.524                                  384
                                             24                                           9.531                                  383
                                             25                                           9.535                                  421
                                             26                                           9.524                                  397
                                             27                                           9.810                                  485
                                             28                                           9.506                                  470
                                             29                                           9.777                                  493
                                             30                                           9.491                                  478
                                             31                                           9.486                                  482
                                             32                                           9.921                                  517
                                             33                                          10.256                                  558
                                             34                                          10.586                                  582
                                             35                                          10.230                                  567
                                             36                                          10.217                                  562
                                             37                                          11.296                                  619
                                             38                                          10.301                                  572
                                             39                                          11.206                                  606
                                             40                                          10.828                                  593
                                             41                                          11.171                                  617
                                             42                                          10.794                                  605
                                             43                                          10.778                                  611
                                             44                                          11.194                                  639
                                             45                                          10.943                                  634
                                             46                                          11.293                                  660
                                             47                                          10.914                                  650
                                             48                                          10.900                                  649
                                             49                                          12.053                                  711
                                             50                                          10.902                                  666
                                             51                                          11.291                                  701
                                             52                                          10.914                                  692
                                             53                                          11.266                                  721
                                             54                                          10.892                                  713
                                             55                                          10.882                                  725
                                             56                                          11.242                                  755
                                             57                                          10.894                                  749
                                             58                                          11.249                                  780
                                             59                                          10.877                                  775
                                             60                                          10.869                                  794
                                             61                                          12.025                                  863
                                             62                                          10.853                                  826
                                             63                                          11.210                                  858
                                             64                                          10.840                                  859
                                             65                                          11.193                                  896
                                             66                                          10.824                                  899
                                             67                                          10.816                                  921
                                             68                                          11.168                                  961
                                             69                                          10.803                                  971
                                             70                                          11.155                                1,013
                                             71                                          10.786                                1,024
                                             72                                          10.778                                1,052
                                             73                                          11.512                                1,113
                                             74                                          10.761                                1,117
                                             75                                          11.114                                1,170
                                             76                                          10.747                                1,195
                                             77                                          11.096                                1,251
                                             78                                          10.730                                1,282
                                             79                                          10.721                                1,331
                                             80                                          11.070                                1,334
                                             81                                          10.707                                1,379
                                             82                                          11.055                                1,455
                                             83                                          10.690                                1,509
                                             84                                          10.681                                1,582
                                             85                                          11.816                                1,705
                                             86                                          10.664                                1,755
                                             87                                          11.011                                1,874
                                             88                                          10.648                                1,973
                                             89                                          10.994                                2,115
                                             90                                          10.631                                2,247
                                             91                                          10.623                                2,413
                                             92                                          10.968                                2,620
                                             93                                          10.606                                2,833
                                             94                                          10.951                                3,111
                                             95                                          10.590                                3,411
                                             96                                          10.582                                3,791
                                             97                                          11.706                                4,311
                                             98                                          10.565                                4,884
                                             99                                          10.909                                5,718
                                            100                                          10.549                                6,816